UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SEPTERNA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Vote Counts! SEPTERNA, INC. 2025 Annual Meeting of Stockholders To be held Online on June 17, 2025 Vote by June 16, 2025 11:59 PM ET SEPTERNA, INC. 250 EAST GRAND AVENUE SOUTH SAN FRANCISCO, CA 94080 V71496-P29068 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 17, 2025. You invested in SEPTERNA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice, Proxy Statement and 2024 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 17, 2025 2:00 PM PST vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SEPN2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2025 Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Abraham Bassan, M.S. For 1b. Alan Ezekowitz, M.D., D. Phil. For 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm For for the fiscal year ending December 31, 2025. NOTE: In their discretion, proxies are authorized to vote upon such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71497-P29068